Exhibit 99.1

Joint Filer Information

 Name:  EnerTech Capital Partners  L.P.
 Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990 Designated Filer: EnerTech Capital Partners L.P.
 Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
 Date of Event Requiring Statement:  July 23, 2007

 Name:  EnerTech Management Company Manager, LLC
 Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990 Designated Filer: EnerTech Capital Partners L.P.
 Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
 Date of Event Requiring Statement:  July 23, 2007

 Name:  William Kingsley
 Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990 Designated Filer: EnerTech Capital Partners L.P.
 Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
 Date of Event Requiring Statement:  July 23, 2007

 EnerTech Capital Holding Company, L.P.
 Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990 Designated Filer: EnerTech Capital Partners L.P.
 Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
 Date of Event Requiring Statement:  July 23, 2007

 EnerTech Management L.P.
 Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990 Designated Filer: EnerTech Capital Partners L.P.
 Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
 Date of Event Requiring Statement:  July 23, 2007

 Name:  EnerTech Management Company, L.P.
 Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990 Designated Filer: EnerTech Capital Partners L.P.
 Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
 Date of Event Requiring Statement:  July 23, 2007

 Name:  EnerTech Capital  Holding Company Manager, LLC
 Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990 Designated Filer: EnerTech Capital Partners L.P.
 Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
 Date of Event Requiring Statement:  July 23, 2007

 Name:  Robert E. Keith
 Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990 Designated Filer: EnerTech Capital Partners L.P.
 Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
 Date of Event Requiring Statement:  July 23, 2007

 Name:  Mark J. DeNino
 Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990 Designated Filer: EnerTech Capital Partners L.P.
 Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
 Date of Event Requiring Statement:  July 23, 2007